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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                        Date of Report: December 8, 2004
                        (Date of earliest event reported)

                      UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.

             (Exact name of registrant as specified in its charter)

            Delaware                      0-25198                36-3973627
 (State or other jurisdiction of    (Commission File No.)      (IRS Employer
         incorporation)                                      Identification No.)


                           11859 South Central Avenue
                              Alsip, Illinois 60803
                    (Address of Principal Executive Offices)

                                 (708) 293-4050
               Registrant's telephone number including area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01 OTHER EVENTS

         On December 8, 2004, Universal Automotive Industries, Inc. (the "Company") received a letter from The Nasdaq Stock Market advising the Company that it is no longer in violation of Marketplace Rule 4310 and that the fifth character "E" would be removed from the Company's trading symbol on December 10, 2004. The basis for the letter is more fully described in the press release issued by the Company on December 8, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS
--------

99.1      Press release of the Company dated December 8, 2004.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 14, 2004

                                      UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.

                                      By:  /s/ Arvin Scott
                                           -------------------------------------
                                      Its: Chief Executive Officer and President